UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 27, 2008 (Date of earliest event reported)
SourceForge, Inc. (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-28369 (Commission File Number)	77-0399299 (IRS Employer Identification Number)

650 Castro Street, Suite 450 (Address of principal executive offices)		94041 (Zip Code)
650-694-2100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 27, 2008, SourceForge, Inc. (the "Company") issued a press release announcing its financial results for its third quarter fiscal 2008 ended April 30, 2008. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

EXHIBIT DESCRIPTION NUMBER

99.1 Press Release issued by SourceForge, Inc. entitled "SourceForge Reports Third Quarter Fiscal 2008 Results" *

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.

            99.1       Press Release of SourceForge, Inc. dated May 27, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2008	SOURCEFORGE, INC. By: /s/ Patricia S. Morris Patricia S. Morris Senior Vice President, Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of SourceForge, Inc. dated May 27, 2008